1 Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
• This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
• These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.
• These statements generally can be identified by lead-in words such as “believe,”
“expect” “anticipate,” “intend,” “plan,” “foresee” and other similar words.
Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.
• You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a results of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic Automotive’s Form 10-Q for the quarter ended September 30,
2006.

Sonic Automotive Fourth Quarter 2006 Earnings Review February 27, 2007

The Quarter in Review
• Total revenue increased $119 million, or 6.5%.
Same store revenue increased 2.7% driven by
improvement in all retail lines
• Combined luxury and import brands were 84% of
total revenue.  Luxury brands comprised a record
54% of total revenue
• SG&A as a percent of gross profit improved 80
basis points to 73.9%
• Operating margin hit 3.8%.
• Achieved financial targets with fewer-than-expected
acquisitions

Financial Performance
(amounts in millions, except per share data)
2006 2005
Better/
(Worse)
Revenue
$1,958 $1,839 $119
Gross Profit
$305 $286 $19
Operating Profit
   – Amount $74 $66 $8
   – Margin 3.8% 3.6%
Net Income
   – Continuing Operations $28.4 $26.7 $1.7
   – Total Operations 23.2 20.9 2.3
EPS
   – Continuing Operations $0.63 $0.61 $0.02
   – Total Operations 0.52 0.48 0.04
Q4
Up
6.6%
Up
6.5%
Up
12.5%
Up
6.3%

2006 Earnings Perspective
Strong financial performance, despite headwinds
–
Rising interest rates
–
Limited acquisitions
Earnings
per Share
Original Guidance $2.40 - $2.50
Mid-Point $2.45
Less Stock Options Expense (0.08)
Total $2.37
Actual Earnings $2.22
Second Quarter Charges 0.27
Total $2.49

4 Portfolio Enrichment 19% 17% 50% 51% 31% 32% YTD 2005 YTD 2006 Domestic Luxury Import Percent of Total Revenue 17% 16% 53% 54% 30% 30% Q4 2005 Q4 2006 Domestic Luxury Import

Same Store Revenue Growth
• Solid performance across all business units
• Vehicle sales continue to outpace the industry
4.3%
3.4%
(15.9%)
3.1%
4.4%
2.7%
New Retail Used Wholesale Fixed
Operations
F&I Total

Same Store Used Car Comparison
4
th
Quarter 2006
Domestic
Luxury (incl.
Cadillac) Imports
Margin 11.5% 8.3% 12.2%
Used to New Ratio 0.78 0.43 0.38
Gross Per Unit $1,725 $2,228 $1,757
California
All Other
Stores
Margin 8.3% 10.6%
Used to New Ratio 0.28 0.56
Process
Total Same
Store
Retail Volume Change 7.7% 1.3%
YOY Used to New Ratio Change 40bps Flat
YOY GPU Change 0.7% -0.7%
Geographical - Continuing
Process Stores - Same Store
Brand - Continuing

7 SG&A Expenses as % of Gross Profit FY 2003 FY 2004 FY 2005 Q4 2006 All Other SG&A Rent 6.0% 71.9% 8.0% 6.9% 7.3% 70.9% 68.8% 65.9% 77.9% 77.8% 76.1% 73.9% Fixed Absorption - 81.6% 83.2% 85.0% 91.1%

Inventory Management
Days Supply
Dec-06
Dec-05 Dec-06 Industry
New Vehicles
Domestic (excluding Cadillac) 59 57 76
Luxury (including Cadillac) 41 42 39
Import 38 42 51
Overall 48 48 62
Used Vehicles 40 37
Parts 36 35

9 Capitalization 60.5% 54.0% 53.8% 53.2% 46.8% 46.2% 46.0% 39.5% 2003 2004 2005 2006 100% Debt Equity ****Achieved 40% Target For Debt-To-Capital**** 100% 100% 100%

• Same store sales growth
– Low single digits across most
business lines
– Slightly higher in fixed operations
• Gross margins
– New vehicle margins relatively
stable
– Used vehicle margins stabilizing
to up slightly
– Fixed operations margins
continuing improvement
• Expense levels
– Operating improvements offset
partially by rent increases
• Interest Rates
– Stable rates
– Carryover increase on variable
rate debt
• Acquisition growth
– $0*
• Share count increasing
– Primarily due to accounting
effect of 2005 convertible
notes
Projection Assumptions
Projection Assumptions
2007 EPS from continuing operations target
of $2.48 - $2.58 (excl. Acquisitions)
*targeting 10-15% of revenue, not
included in assumptions

11 LIBOR Rate Comparison 4.25 4.50 4.75 5.00 5.25 5.50 2006 Actual 2007 Estimate Average 2006 March June December September January 2007 Projection Average 2006

Share Count
2006
Actual
2007
Forecast *
Basic Weighted Average Shares 42,336      43,144
Stock Option Plans 851           876
2002 Convertibles 2,776        2,776
2005 Convertibles 302           1,604
Fully Diluted Weighted Average Shares 46,265      48,400
* 2007 Forecast assumes average price of $31.88 compared to an average price of $24.83 in 2006.

• BMW of Fairfax Service Center
• Lexus of Rockville
• BMW of Chattanooga
• Mercedes Benz of Fort Myers
• Rockville Porsche/Audi
• Momentum Porsche
• Concord Toyota
Facility Investments
Facility Investments
Spend money where you make money
Focus on High Margin Business – Service
Capacity and Luxury/Highline Imports

2007 Earnings Outlook - Perspective
(Continuing Operations)
- Continued strong operational performance
- Investment in High-Margin Business segments
- Actual Share count up slightly; fully diluted share count up nearly 5%
Earnings
per Share
2006 Actual $2.22
Second Quarter Charges 0.27
Subtotal $2.49
2007 Considerations:
Operating Improvement 0.19 - 0.33
Rent Expense (0.12) - (0.16)
Share Dilution
(2005 Convertible notes)
(0.08)
Acquisitions 0.00
Total $2.48 - $2.58

Summary
• Strong operating and financial performance in 2006
• Execution of key initiatives continues
• Used vehicles, fixed operations, and F&I are growth
opportunities
• Disciplined and prudent acquisitions – targeting
10%-15% of revenue
• Strategy is sound; team focused on delivering results
• Top priority: Improved profits and cash flow

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